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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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               Date of report (Date of earliest event reported):

                                  APRIL 2, 1999


                           GOLF TRUST OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


          Maryland                   000-22091                 33-0724736
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


                  14 North Adger's Wharf, Charleston, SC 29401
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               (Address of principal executive offices) (Zip Code)


                                 (843) 723-4653
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

      OFFERING OF SERIES A PREFERRED STOCK

          On April 2, 1999, Golf Trust of America, Inc. (the "Company") completed a registered public offering of 800,000 shares of the Company's 9.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), at a price of $25.00 per share to a single purchaser, AEW Targeted Securities Fund, L.P.

          Dividends on the Series A Preferred Shares are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the Board of Directors, on the 15th day of January, April, July and October, commencing on July 15, 1999. Such dividends will be in an amount per share equal to the greater of (i) $0.578125 per quarter (or $2.3125 per annum) (equal to a annual rate of 9.25% of the $25 price per share) or (ii) the cash dividend paid or payable on the number of Common Shares into which a Series A Preferred Share is then convertible (determined on each of the quarterly dividend payment dates referred to above). The initial dividend for the quarter in which the closing of this offering occurred will be prorated based on the number of days between issuance of the shares and June 30, 1999, the final day of the fiscal quarter.

          The Series A Preferred Stock is convertible, in whole or in part, at the option of the holder at any time, unless previously redeemed, into Common Stock at a conversion price of $26.25 per Common Share (equivalent to an initial conversion rate of approximately 0.95238 Common Share per Series A Preferred Share), subject to adjustment in certain circumstances.

          Except in certain circumstances relating to preservation of the Company's status as a real estate investment trust ("REIT"), the Series A Preferred Shares are not redeemable at the Company's option prior to April 2, 2004. On and after such date, the Series A Preferred Shares will be redeemable, in whole but not in part, at the option of the Company on 20 days' notice for a cash payment equal to $25.00 plus accrued and unpaid dividends (whether or not declared) to the redemption date without interest, plus a premium initially equal to 4% of such sum and thereafter declining by 1% each year so that the premium is zero on and after April 2, 2008.

          The offering of the Series A Preferred Stock was made pursuant to a Prospectus Supplement dated April 2, 1999 relating to the Prospectus dated June 5, 1998, which is a part of the Company's registration statement on Form S-3 (File No. 333-56251).


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

          The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

3.1 Articles Supplementary of the Company relating to the Series A Preferred Stock, as filed with the State Department of Assessments and Taxation of the State of Maryland on April 2, 1999.

3.2               Form of Share Certificate for the Series A Preferred Stock.

10.1 Stock Purchase Agreement, dated April 2, 1999, by and among Golf Trust of America, Inc., Golf Trust of America, L.P., GTA GP, Inc., GTA LP, Inc. and AEW Targeted Securities Fund, L.P.

10.2 Registration Rights Agreement, dated April 2, 1999, by and between Golf Trust of America, Inc. and AEW Targeted Securities Fund, L.P.

10.3 Designation of Series A Preferred OP Units of Golf Trust of America, L.P., dated April 2, 1999 (which designation has been added to Exhibit D to the First Amended and Restated Agreement of Limited Partnership of Golf Trust of America, L.P. (the "Partnership Agreement"), dated February 12, 1997 (included as
                  Exhibit 10.1 to the Company's Annual Report on Form 10-K filed March 31, 1997) as amended by the First Amendment to the Partnership Agreement, dated as of February 1, 1998 (included as Exhibit 10.1.2 to the Company's Annual Report on Form 10-K filed March 31, 1998).

12.1              Statements regarding computation of ratios.

99.1 Press Release issued by the Company on April 5, 1999 announcing the Series A Preferred Stock offering.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GOLF TRUST OF AMERICA, INC.
                                            (Registrant)


Date:  April 12, 1999                 By: /s/ W. Bradley Blair, II
                                          -------------------------------------
                                          W. Bradley Blair, II
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX

         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

3.1 Articles Supplementary of the Company relating to the Series A Preferred Stock, as filed with the State Department of Assessments and Taxation of the State of Maryland on April 2, 1999.

3.2               Form of Share Certificate for the Series A Preferred Stock.

10.1 Stock Purchase Agreement, dated April 2, 1999, by and among Golf Trust of America, Inc., Golf Trust of America, L.P., GTA GP, Inc., GTA LP, Inc. and AEW Targeted Securities Fund, L.P.

10.2 Registration Rights Agreement, dated April 2, 1999, by and between Golf Trust of America, Inc. and AEW Targeted Securities Fund, L.P.

10.3 Designation of Series A Preferred OP Units of Golf Trust of America, L.P., dated April 2, 1999 (which designation has been added to Exhibit D to the First Amended and Restated Agreement of Limited Partnership of Golf Trust of America, L.P. (the "Partnership Agreement"), dated February 12, 1997 (included as
                  Exhibit 10.1 to the Company's Annual Report on Form 10-K filed March 31, 1997) as amended by the First Amendment to the Partnership Agreement, dated as of February 1, 1998 (included as Exhibit 10.1.2 to the Company's Annual Report on Form 10-K filed March 31, 1998).

12.1              Statements regarding computation of ratios.

99.1 Press Release issued by the Company on April 5, 1999 announcing the Series A Preferred Stock offering.


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